UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2014

EASTMAN CHEMICAL COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12626	62-1539359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wilcox Drive Kingsport, TN	37662
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (423) 229 - 2000

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 20, 2014, Eastman Chemical Company (the “Company”) issued and sold $800,000,000 aggregate principal amount of 2.70% notes due 2020 (the “2020 Notes”), $800,000,000 aggregate principal amount of 3.80% Notes due 2025 (the “2025 Notes”) and $400,000,000 aggregate principal amount of 4.65% Notes due 2044 (the “2044 Notes” and, together with the 2020 Notes and the 2025 Notes, the “Notes”) pursuant to the Underwriting Agreement (as defined below) and the Company’s Registration Statement on Form S-3 (Registration No. 333-181549) filed with, and declared effective by, the Securities and Exchange Commission (the “SEC”) on May 25, 2012 (the “Registration Statement”), and the issuer free writing prospectus and prospectus supplement, filed with the SEC on November 12, 2014 and November 13, 2014, respectively. The 2044 Notes are an additional issuance of the Company’s 4.65% Notes due 2044, of which $500,000,000 were issued on May 15, 2014 and remain outstanding (the “Existing 2044 Notes”). The 2044 Notes have been consolidated as a single series with the Existing 2044 Notes, including as to status and redemption. The Notes were issued under an indenture, dated as of June 5, 2012 (the “Indenture”), by and between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”).

The Notes are unsecured, unsubordinated general obligations of the Company. Interest is payable semi-annually on January 15 and July 15 of each year, beginning on July 15, 2015, in the case of the 2020 Notes, on March 15 and September 15 of each year, beginning on March 15, 2015, in the case of the 2025 Notes, and on April 15 and October 15 of each year, beginning on April 15, 2015, in the case of the 2044 Notes, to the persons in whose names the Notes are registered in the security register at the close of business on the January 1 or July 1 preceding the relevant interest payment date, in the case of the 2020 Notes, on the March 1 or September 1 preceding the relevant interest payment date, in the case of the 2025 Notes, and on the April 1 or October 1 proceeding the relevant interest payment date, in the case of the 2044 Notes, except that interest payable at maturity shall be paid to the same persons to whom principal of the Notes is payable.

The Company may redeem the Notes, in whole or in part, in the case of the 2020 Notes, at any time prior to December 15, 2019, in the case of the 2025 Notes, at any time prior to December 15, 2024, and, in the case of the 2044 Notes, at any time prior to April 15, 2044, at a redemption price equal to the sum of the principal being redeemed, plus a “make-whole” premium specified in the Notes and accrued and unpaid interest to the redemption date.

The 2020 Notes are redeemable on or after December 15, 2019 (one month prior to the maturity date) at a redemption price equal to 100% of the principal amount of the 2020 Notes being redeemed plus accrued and unpaid interest to the redemption date. The 2025 Notes are redeemable on or after December 15, 2024 (three months prior to the maturity date) at a redemption price equal to 100% of the principal amount of the 2025 Notes being redeemed plus accrued and unpaid interest to the redemption date. The 2044 Notes are redeemable on or after April 15, 2044 (six months prior to the maturity date) at a redemption price equal to 100% of the principal amount of the 2044 Notes being redeemed plus accrued and unpaid interest to the redemption date.

If the Company is unable to complete its previously announced acquisition (the “Acquisition”) of Taminco Corporation (“Taminco”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated September 11, 2014, among the Company, Stella Merger Corp., a wholly-owned subsidiary of the Company, and Taminco, by May 30, 2015, or if the Merger Agreement is terminated prior to that date, the Company will redeem all of the 2020 Notes and the 2025 Notes at a redemption price of 101% of their principal amount, plus accrued and unpaid interest to but excluding the date of redemption.

The Indenture contains covenants that, among other things, restrict the ability of the Company to incur certain secured indebtedness, enter into sale and leaseback transactions and consolidate, merge or transfer all or substantially all of its assets and the assets of its subsidiaries on a consolidated basis. These covenants are subject to a number of important exceptions and qualifications. In addition, upon the occurrence of a Change of Control Triggering Event (as defined in the Indenture), the holders of the Notes will have the right to cause the Company to repurchase all or a portion of the Notes at a price equal to 101% of their principal amount plus accrued and unpaid interest to the date of repurchase.

The Indenture also contains customary provisions for events of default including for failure to pay principal or interest when due, failure to perform covenants in the Indenture and failure to cure or obtain a waiver of such default upon notice, and certain events of bankruptcy, insolvency or reorganization. Subject to certain exceptions and conditions as set forth in the Indenture, in the case of an event of default, the principal amount of the Notes plus accrued and unpaid interest may be accelerated.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Indenture, which is filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated June 5, 2012, and the Notes, the forms of which are filed as Exhibit 4.2, 4.3, and 4.4 hereto, all of which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained under Item 1.01 above is incorporated herein by reference.

Item 8.01 Other Events

On November 10, 2014, the Company entered into an underwriting agreement (the “Underwriting Agreement”), with Citigroup Global Markets Inc., J.P. Morgan Securities LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of several underwriters named therein (collectively, the “Underwriters”), with respect to the issuance and sale of the Notes.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the respective Underwriters against certain liabilities arising out of or in connection with sale of the Notes and for customary contribution provisions in respect of those liabilities.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

The Company intends to use the net proceeds from the sale of the Notes to pay a portion of the cash consideration for its previously announced acquisition of Taminco, repay certain outstanding indebtedness of Taminco, and pay transaction expenses incurred in connection with the Acquisition. Pending the application of the net proceeds, the Company will invest the net proceeds in short-term investments.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Number	Exhibit

1.1	Underwriting Agreement, dated November 10, 2014, by and among the Company and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of several underwriters named therein

4.1	Indenture, dated June 5, 2012, by and between the Company and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K dated June 5, 2012)

4.2	Form of 2.70% Note due 2020

4.3	Form of 3.80% Note due 2025

4.4	Form of 4.65% Note due 2044 (incorporated herein by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K dated May 15, 2014)

5.1	Opinion of Jones Day regarding the validity of the Notes

23.1	Consent of Jones Day (contained in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN CHEMICAL COMPANY

Date: November 20, 2014	By:	/s/ Mary D. Hall
Mary D. Hall Vice President and Treasurer

EXHIBIT INDEX

Exhibit Number	Exhibit

1.1	Underwriting Agreement, dated November 10, 2014, by and among the Company and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of several underwriters named therein

4.2	Form of 2.70% Note due 2020

4.3	Form of 3.80% Note due 2025

5.1	Opinion of Jones Day regarding the validity of the Notes

23.1	Consent of Jones Day (contained in Exhibit 5.1)